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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

 Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934

                                   ----------

         Date of report (Date of earliest event reported): June 25, 1997



                          STURM, RUGER & COMPANY, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     001-10435                06-0633559
        --------                     ---------                ----------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
of Incorporation)                                           Identification No.)




      Lacey Place, Southport, Connecticut                             06490
      -----------------------------------                             -----
     (Address of principal executive offices)                       (zip code)




                                 (203) 259-7843
                                 --------------
              (Registrant's telephone number, including area code)




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Item 5.  Other Events

On June 25, 1997, Sturm, Ruger & Company, Inc. issued the following press release:

(Sturm, Ruger &                     STURM, RUGER & Company, Inc.
Company, Inc. Logo)                 Southport, Connecticut 06490 U.S.A.
                                    ALL RUGER FIREARMS ARE DESIGNED AND
                                    MANUFACTURED IN OUR OWN FACTORIES IN THE
                                    UNITED STATES OF AMERICA



For further information contact:
Gerald W. Bersett                   (603) 863-3300
Erle G. Blanchard                   (203) 259-7843
William B. Ruger, Jr.               (603) 863-3300
Stephen L. Sanetti                  (203) 259-7843


                              FOR IMMEDIATE RELEASE
                              ---------------------

            STURM, RUGER ANNOUNCES PURCHASE OF ANTELOPE HILLS FOUNDRY
            ---------------------------------------------------------
                       AND A NEW ORDER FROM CALLAWAY GOLF
                       ----------------------------------


         Southport,  CT -- June 25,  1997 -- Sturm,  Ruger  Chairman  William B.
Ruger announced today that the Company will purchase Callaway Golf's 50% interest in the recently completed Antelope Hills foundry for a sum of $7 million, representing Callaway Golf's contribution to this former joint venture. Sturm, Ruger (NYSE symbol RGR) will become the sole owner and operator of the Antelope Hills foundry, which will operate as part of the Ruger Investment Casting facilities located in Prescott, Arizona.

         Also announced today was Callaway Golf's agreement to order an additional 1 million cast titanium golf club heads from Ruger Investment Casting, over and above the present orders being manufactured and sold by Ruger for Callaway Golf. This substantial new order will be shipped on a monthly basis in accordance with Callaway's requirements, beginning in early 1998.

         Chairman William B. Ruger stated, "This new arrangement makes Sturm, Ruger & Company the sole owner of the most complete and efficient foundry of its kind specializing in large production of titanium components. Sturm, Ruger & Company becomes an active and strongly committed member of the golf industry. Sturm, Ruger & Company will also have the capacity to be of service to many other industries, with the effect that the Company has achieved a major diversification without dilution or the assumption of debt."




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         Sturm,  Ruger was  founded in 1949.  Since 1950 it has never  failed to show an annual profit and has never required financing from outside sources.

         The Company's business segments are engaged in the manufacture of the world famous RUGER brand of sporting and law-enforcement firearms and titanium, ferrous, and aluminum investment castings for a wide variety of customers and end uses. Plants are located in Newport, New Hampshire, Manchester, New Hampshire, and Prescott, Arizona. Corporate Headquarters are located in Southport, Connecticut.


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                                   SIGNATURES
                                   ----------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   STURM, RUGER & COMPANY, INC.



Date: July 7, 1997                 By: /s/  ERLE G. BLANCHARD
                                      -----------------------
                                        Erle G. Blanchard
                                        Principal Financial and Accounting
                                        Officer, Vice President, Controller